UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) Decmeber 8, 2005


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
            ------------

On December 8, 2005, Old Republic International Corporation announced that its Board of Directors declared a special cash dividend of $1.00 per share of common stock. The dividend is payable on December 30, 2005 to shareholders of record on December 20, 2005. At the same time, the directors also declared a 25 percent stock dividend on the Company's outstanding common stock. The additional shares will be issued on or about December 30, 2005 to shareholders of record on December 20, 2005.







Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

             99.1  Press Release dated December 8, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: December 8, 2005                   By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer





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                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Press Release dated December 8, 2005.